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                                                                    EXHIBIT 10.4

                                 AMENDMENT NO. 1

                                       to

                 4-YEAR LETTER OF CREDIT REIMBURSEMENT AGREEMENT

                  THIS AMENDMENT NO. 1 TO 4-YEAR LETTER OF CREDIT REIMBURSEMENT AGREEMENT (the "Amendment") is made as of March 18, 2004, by and among NISOURCE FINANCE CORP. (the "Borrower"), NISOURCE INC. (the "Guarantor") and BARCLAYS BANK PLC, as lender (in such capacity, the "Lender"), as administrative agent (in such capacity, the "Administrative Agent") and as issuer of letters of credit (in such capacity, the "LC Bank") under that certain 4-Year Letter of Credit Reimbursement Agreement dated as of February 13, 2004, by and among the Borrower, the Guarantor, the Lender, the LC Bank and the Administrative Agent (as amended, supplemented or otherwise modified as of the date hereof, the "LC Reimbursement Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the LC Reimbursement Agreement.

                                   WITNESSETH

                  WHEREAS, the Borrower, the Guarantor, the Lender, the LC Bank and the Administrative Agent are parties to the LC Reimbursement Agreement; and

                  WHEREAS, the Borrower and the Guarantor have requested that the Lender, the LC Bank and the Administrative Agent amend the LC Reimbursement Agreement on the terms and conditions set forth herein;

                  WHEREAS, the Borrower, the Guarantor, the Administrative Agent, the LC Bank and the Lender have agreed to amend the LC Reimbursement Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the LC Reimbursement
Agreement:

1. Amendments to the LC Reimbursement Agreement. Effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the LC Reimbursement Agreement is hereby amended as follows:

         1.1. Section 1.1 of the LC Reimbursement is amended to insert alphabetically therein the following defined terms:

                           "FEDERAL BANKRUPTCY CODE" means Title 11 of the
                  United States Code (11 U.S.C. Section 101 et seq.) as now or hereafter in effect, or any successor statute.

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                           "364-DAY CREDIT AGREEMENT" means that certain 364-Day
                  Revolving Credit Agreement, dated as of March 18, 2004, by and among the Borrower, the Guarantor, the lead arrangers, co-documentation agents and other lenders from time to time parties thereto, Credit Suisse First Boston, as syndication agent, and Barclays, as administrative agent thereunder, as the same may be amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time.

                           "3-YEAR CREDIT AGREEMENT" means that certain 3-Year
                  Revolving Credit Agreement, dated as of March 18, 2004, by and among the Borrower, the Guarantor, the lead arrangers, co-documentation agents and other lenders from time to time parties thereto, Credit Suisse First Boston, as syndication agent, and Barclays, as administrative agent thereunder, as the same may be amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time.

         1.2.     The definition of "Bank Credit Agreement" now appearing in
                  Section 1.1 of the LC Reimbursement Agreement is deleted in its entirety.

         1.3. Clause (f) of the definition of "Change of Control" now appearing in Section 1.1 of the LC Reimbursement Agreement is amended to delete the reference therein to "Section 6.01(b)" and substitute "Section 6.01(b)(iii)" therefor.

         1.4.     The definition of "Consolidated Debt" now appearing in Section
                  1.1 of the LC Reimbursement Agreement is amended to delete the reference therein to "indebtedness" and substitute "Indebtedness" therefor.

         1.5.     The definition of "Utility Subsidiary" now appearing in
                  Section 1.1 of the LC Reimbursement Agreement is amended to insert the phrase ", and any Wholly-Owned Subsidiary thereof" immediately before the end thereof.

         1.6. Clause (ii) of Section 2.05(b) of the LC Reimbursement Agreement is amended to delete the reference therein to "the each Lender" and substitute "each Lender" therefor.

         1.7. Clause (ii) of Section 3.01(c) of the LC Reimbursement Agreement is deleted in its entirety and the following is substituted therefor:

                  (ii) stating, in the case of the Borrower, that the Borrower is authorized to transact business under the laws of the jurisdiction of its place of incorporation, and, in the case of the Guarantor, that the Guarantor is duly incorporated and in good standing under the laws of the jurisdiction of its place of incorporation.

         1.8. Section 4.01(a) of the LC Reimbursement Agreement is deleted in its entirety and the following is substituted therefor:

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                           (a) Each of the Borrower and the Guarantor is a
                  corporation duly organized, validly existing and, in the case of the Borrower, authorized to transact business under the laws of the State of its incorporation, and, in the case of the Guarantor, in good standing under the laws of the State of its incorporation.

         1.9. Section 4.01(g) of the LC Reimbursement Agreement is deleted in its entirety and the following is substituted therefor:

                           (g) There is no pending or threatened action,
                  proceeding or investigation affecting such Credit Party before any court, governmental agency or other Governmental Authority or arbitrator that (taking into account the exhaustion of appeals) would have a Material Adverse Effect, or that (i) purports to affect the legality, validity or enforceability of this Agreement, or (ii) seeks to prohibit the ownership or operation, by any Credit Party or any of their respective Material Subsidiaries, of all or a material portion of their respective businesses or assets.

         1.10. Section 4.01 of the LC Reimbursement Agreement is amended to insert the following new subsection (r) at the end thereof:

                           (r) The information, exhibits and reports furnished
                  by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Credit Documents, taken as a whole, do not contain any material misstatement of fact and do not omit to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances made.

         1.11. The proviso appearing in Section 5.01(e) of the LC Reimbursement Agreement is amended to delete the last reference therein to "such Person" and substitute "any Credit Party" therefor.

         1.12. Section 5.01(g) of the LC Reimbursement Agreement is deleted in its entirety and the following is substituted therefor:

                           (g) KEEPING OF BOOKS. Keep, and cause each of its
                  Subsidiaries to (i) keep, proper books of record and account, in which full and correct entries shall be made of all material financial transactions and the assets and business of each of the Credit Parties and each of their respective Subsidiaries, and (ii) maintain a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied.

         1.13. Section 5.01(h)(i)-(ii) of the LC Reimbursement Agreement is deleted in its entirety and the following is substituted therefor:

                           (i) as soon as available and in any event within 60
                  days after the end of each of the first three quarters of each fiscal year of the Guarantor (or, if earlier, concurrently with the filing thereof with the Securities and Exchange Commission

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                  or any national securities exchange in accordance with
                  applicable law or regulation), balance sheets of the Guarantor and its Consolidated Subsidiaries in comparative form as of the end of such quarter and statements of income and retained earnings of the Guarantor and its Consolidated Subsidiaries for the period commencing at the end of the previous fiscal year of the Guarantor and ending with the end of such quarter, each prepared in accordance with generally accepted accounting principles consistently applied, subject to normal year-end audit adjustments, certified by the chief financial officer of the Guarantor.

                           (ii) as soon as available and in any event within 90
                  days after the end of each fiscal year of the Guarantor (or, if earlier, concurrently with the filing thereof with the Securities and Exchange Commission or any national securities exchange in accordance with applicable law or regulation), a copy of the audit report for such year for the Guarantor and its Consolidated Subsidiaries containing financial statements for such year prepared in accordance with generally accepted accounting principles consistently applied as reported on by independent certified public accountants of recognized national standing acceptable to the Required Lenders, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards;

         1.14. Section 5.01(h)(v) of the LC Reimbursement Agreement is amended to (a) delete the reference therein to "the Public Utilities Holding Company Act of 1935" and substitute "the Public Utility Holding Company Act of 1935" therefor and (b) delete in its entirety the phrase "or any national securities exchange" appearing at the end thereof.

         1.15. Section 5.01(h)(vi) of the LC Reimbursement Agreement is deleted in its entirety and the following is substituted therefor:

                           (vi) [Intentionally omitted.]

         1.16. Clause (ii) of Section 6.01(b) of the LC Reimbursement Agreement is deleted in its entirety and the following is substituted therefor:

                           (ii) any Subsidiary of the Guarantor may merge into
                  the Guarantor or the Borrower or transfer assets to the Borrower; and

         1.17. Clause (iii)(D) of Section 6.01(b) of the LC Reimbursement Agreement is amended to insert the phrase "and shall be a Wholly-Owned Subsidiary of the Guarantor" immediately before the end thereof.

         1.18. Clause (i) of the proviso appearing in Section 6.01(e) of the LC Reimbursement Agreement is deleted in its entirety and the following is substituted therefor:

                  (i) imposed under an agreement described on Schedule 6.01(e),

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         1.19.    Section 8.01(e) of the LC Reimbursement Agreement is amended to delete the reference immediately before the end thereof to "the Bank Credit Agreement" and substitute "either the 364-Day Credit Agreement or the 3-Year Credit Agreement" therefor.

         1.20. Section 8.01(g) of the LC Reimbursement Agreement is amended to delete the reference therein to "theft" and substitute "their" therefor.

         1.21. Clause (ii) of Section 8.01(i) of the LC Reimbursement Agreement is amended to delete the reference therein to "clauses (iii) through (vi)" and substitute "clauses (c) through (f)" therefor.

         1.22. The third sentence of Section 9.01(c) of the LC Reimbursement Agreement is amended to insert the parenthetical "(or, if applicable, all of the Lenders)" immediately after the reference therein to "Required Lenders".

         1.23. The last sentence of Section 9.01(h) of the LC Reimbursement Agreement is amended to delete the reference therein to "is has not relied" and substitute "it has not relied" therefor.

         1.24. Section 11.02(b) of the LC Reimbursement Agreement is deleted in its entirety and the following is substituted therefor:

                           (b) Neither this Agreement nor any provision hereof
                  may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, the Guarantor and the Required Lenders or by the Borrower, the Guarantor and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Unreimbursed LC Disbursements or reduce the rate of interest thereon, or reduce any fees or other amounts payable hereunder, without the written consent of each Lender affected thereby, (iii) extend the expiry date of any Letter of Credit to a date after the Termination Date, postpone the scheduled date of payment of any fees or other amounts payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.09(b) or
                  (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release the Guarantor from its obligations under the Guaranty without the written consent of each Lender, or
                  (vi) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the LC Bank hereunder without the prior written consent of the Administrative Agent or the LC Bank, as the case may be.

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         1.25.    The last sentence of Section 11.04(b) of the LC Reimbursement
                  Agreement is deleted in its entirety and the following is substituted therefor:

                  Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.07, 2.08 and 11.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         1.26. Article XI of the LC Reimbursement Agreement is amended to insert the following new Section 11.13 at the end thereof:

                           SECTION 11.13. USA PATRIOT ACT. Each Lender hereby
                  notifies the Credit Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of the Credit Parties and other information that will allow such Lender to identify the Credit Parties in accordance with the Act.

         1.27. Schedule 6.01(e) to the LC Reimbursement Agreement is deleted in its entirety and a new Schedule 6.01(e) in the form of Attachment A hereto is substituted therefor.

2. Condition of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received duly executed originals of this Amendment from each of the Borrower, the Guarantor, the Lender, the LC Bank and the Administrative Agent.

3. Representations and Warranties of the Borrower and the Guarantor. Each of the Borrower and the Guarantor hereby represents and warrants as follows:

         (a) Each of the Borrower and the Guarantor hereby represents and warrants that this Amendment and the LC Reimbursement Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and the Guarantor and are enforceable against the Borrower and the Guarantor in accordance with their terms (except as enforceability may be limited by

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                  bankruptcy, insolvency or similar laws affecting the
                  enforcement of creditors' rights generally).

         (b) Upon the effectiveness of this Amendment and after giving effect hereto, each of the Borrower and the Guarantor hereby
                  (i) reaffirms all covenants, representations and warranties made in the LC Reimbursement Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date and
                  (ii) certifies to the Administrative Agent, the LC Bank and the Lender that no Default has occurred and is continuing.

4.       Reference to the Effect on the LC Reimbursement Agreement.

         4.1. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the LC Reimbursement Agreement (including any reference therein to "this LC Reimbursement Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the LC Reimbursement Agreement as modified hereby.

         4.2. Except as specifically modified above, the LC Reimbursement Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         4.3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the LC Bank or the Lender, nor constitute a waiver of any provision of the LC Reimbursement Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                        NISOURCE FINANCE CORP., as Borrower

                                        By: /s/ David J. Vajda
                                            ------------------------------------
                                            Name: David J. Vajda
                                            Title: Voce President and Treasurer

                                        NISOURCE INC., as Guarantor

                                        By: /s/ David J. Vajda
                                            ------------------------------------
                                            Name: David J. Vajda
                                            Title: Voce President and Treasurer

                                        BARCLAYS BANK PLC, as a Lender, as LC
                                        Bank and as Administrative Agent

                                        By: /s/ Gary B. Wenslow
                                            ------------------------------------
                                            Name: Gary B. Wenslow
                                            Title: Associate Director

                      Signature Page to Amendment No. 1 to
                 4-Year Letter of Credit Reimbursement Agreement

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                                                                    ATTACHMENT A

                                SCHEDULE 6.01(e)
                               EXISTING AGREEMENTS

1. Lease Agreement, dated December 14, 1999, between Whiting Leasing LLC and Whiting Clean Energy, Inc. ($261,000,000).

2. 3-Year Revolving Credit Agreement, dated as of March 18, 2004, among the Borrower, the Guarantor, the lenders parties thereto and Barclays Bank PLC, as administrative agent.

3. 364-Day Revolving Credit Agreement, dated as of March 18, 2004, among the Borrower, the Guarantor, the lenders parties thereto and Barclays Bank PLC, as administrative agent.

4.       Various cumulative preferred stocks of NIPSCO.